VARIABLE INTEREST ENTITIES (Tables)	3 Months Ended
Mar. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Summary of Assets and Liabilities of Consolidated VIEs
The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table below include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table below include third party liabilities of the consolidated VIEs for which creditors do not have recourse to the general credit of the Company.

	March 31, 2021	December 31, 2020
	(in millions)
Restricted cash	$768	$703
Financing receivables	8,091	8,974
Total Assets	$8,859	$9,677
Debt	$8,140	$8,835
Total Liabilities	$8,140	$8,835